UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 20, 2026

AMASS BRANDS INC
(Exact name of registrant as specified in its charter)

Delaware	001-43286	81-5227282
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

860 E Stowell Road Santa Maria , CA	93454
(Address of principal executive offices)	(Zip Code)

(
909
)
293-8571
Registrant’s telephone number, including area code:

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (
see
General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Common Stock	AMSS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 3.02. Unregistered Sales of Equity Securities.

On May 20, 2026, AMASS Brands Inc (the “
Company
”) completed the second closing (the “
Second Closing
”) under the Securities Purchase Agreement, dated as of March 17, 2026 (as amended by the Global Amendment dated April 7, 2026, the “
SPA
”), by and between the Company and Streeterville Capital, LLC, a Utah limited liability company (the “
Investor
”). The SPA was previously described in the Company’s Registration Statement on Form S-1 (File No. 333-294941) (the “
Registration Statement
”), and the description of the SPA and the Global Amendment contained therein is incorporated herein by reference. The SPA and the Global Amendment were filed as Exhibit 10.52 and Exhibit 10.59, respectively, to the Registration Statement.

At the Second Closing, the Company issued and sold to the Investor 7,000 shares of Series C Convertible Preferred Stock, par value $0.00001 per share (the “
Initial Preferred Shares
”), for an aggregate purchase price of $6,990,000.00 (the “
Initial Purchase Price
”), net of a $30,000 transaction expense amount payable to the Investor. The Initial Purchase Price reflects the reduction from $7,000,000.00 to $6,990,000.00 pursuant to the Global Amendment to account for the $10,000.00 Warrant Purchase Price previously paid by the Investor at the First Closing. The Initial Preferred Shares were issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506(b) of Regulation D promulgated thereunder.

The Initial Preferred Shares are convertible into shares of the Company’s common stock, par value $0.00001 per share (the “
Common Stock
”), upon the terms and subject to the limitations and conditions set forth in the Certificate of Designation of Preferences and Rights of Series C Convertible Preferred Stock filed with the Secretary of State of the State of Delaware on May 19, 2026 (the “
Certificate of Designation
”). Each share of Series C Convertible Preferred Stock has a stated value of $1,086.96 per share. The conversion price is initially equal to the Fixed Price (as defined in the Certificate of Designation) and, after the earlier of six months from the Initial Listing Date, a Trigger Event or an Event of Default (each as defined in the Certificate of Designation), the lesser of the Fixed Price and the Market Price (as defined in the Certificate of Designation), subject in each case to a floor price. Conversions are subject to a 9.99% beneficial ownership limitation and the Exchange Cap under Nasdaq Listing Rule 5635(d).

The foregoing summary of the SPA, the Global Amendment, and the Certificate of Designation is not complete and is qualified in its entirety by reference to the full text of such documents, which were filed as exhibits to the Registration Statement and are incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits.

(c) Exhibits

3.1
Certificate of Designation of Preferences and Rights of Series C Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Registrant's Current Report on Form 8-K filed with the SEC on May 20, 2026).

10.1
Securities Purchase Agreement, dated as of March 17, 2026, by and between AMASS Brands Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 10.52 to the Registration Statement on Form S-1 (File No. 333-294941)).

10.2
Global Amendment to Securities Purchase Agreement, dated as of April 7, 2026, by and between AMASS Brands Inc. and Streeterville Capital, LLC (incorporated by reference to Exhibit 10.59 to the Registration Statement on Form S-1 (File No. 333-294941).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2026

AMASS BRANDS INC

By:	/s/ Mark T. Lynn
Mark T. Lynn
Chief Executive Officer
(Principal Executive Officer)

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